Estimates, Significant Accounting Policies and Balance Sheet Detail	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Estimates, Significant Accounting Policies and Balance Sheet Detail
ESTIMATES, SIGNIFICANT ACCOUNTING POLICIES AND BALANCE SHEET DETAIL:
Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the accrual for and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
The natural gas industry conducts its business by processing actual transactions at the end of the month following the month of delivery. Consequently, the most current month’s financial results for the midstream, NGL and intrastate transportation and storage operations are estimated using volume estimates and market prices. Any differences between estimated results and actual results are recognized in the following month’s financial statements. Management believes that the estimated operating results represent the actual results in all material respects.
Some of the other significant estimates made by management include, but are not limited to, the timing of certain forecasted transactions that are hedged, the fair value of derivative instruments, useful lives for depreciation, amortization, purchase accounting allocations and subsequent realizability of intangible assets, fair value measurements used in the goodwill impairment test, market value of inventory, assets and liabilities resulting from the regulated ratemaking process, contingency reserves and environmental reserves. Actual results could differ from those estimates.
New Accounting Pronouncements
In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which clarifies the principles for recognizing revenue based on the core principle that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In August 2015, the FASB deferred the effective date of ASU 2014-09, which is now effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. Early adoption is permitted as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within those annual periods. ASU 2014-09 can be adopted either retrospectively to each prior reporting period presented or as a cumulative-effect adjustment as of the date of adoption. The Partnership is currently evaluating the impact, if any, that adopting this new accounting standard will have on our revenue recognition policies.
In February 2015, the FASB issued Accounting Standards Update No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”), which changed the requirements for consolidation analysis. Under ASU 2015-02, reporting entities are required to evaluate whether they should consolidate certain legal entities. ASU 2015-02 is effective for fiscal years beginning after December 15, 2015, and early adoption was permitted. We expect to adopt this standard for the year ended December 31, 2016, and we do not anticipate a material impact to our financial position or results of operations as a result of the adoption of this standard.
In April 2015, the FASB issued Accounting Standards Update No. 2015-03, Interest - Imputation of Interest (Subtopic 835-30) (“ASU 2015-03”), which simplifies the presentation of debt issuance costs by requiring debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the debt liability rather than as an asset. ASU 2015-03 is effective for annual reporting periods after December 15, 2015, including interim periods within that reporting period, with early adoption permitted for financial statements that have not been previously issued. Upon adoption, ASU 2015-03 must be applied retrospectively to all prior reporting periods presented. We adopted and applied this standard to all consolidated financial statements presented and there was not a material impact to our financial position or results of operations as a result of the adoption of this standard.
In August 2015, the FASB issued ASU No. 2015-16 "Business Combinations (Topic 805) - Simplifying the Accounting for Measurement-Period Adjustments." This update requires that an acquirer recognize adjustments to provisional amounts that are identified during the measurement period in the reporting period in which the adjustment amounts are determined. Additionally, this update requires that the acquirer record, in the same period’s financial statements, the effect on earnings of changes in depreciation, amortization, or other income effects, if any, as a result of the change to the provisional amounts, calculated as if the accounting had been completed at the acquisition date. Finally, this update requires an entity to present separately on the face of the income statement or disclose in the notes the portion of the amount recorded in current-period earnings by line item that would have been recorded in previous reporting periods if the adjustment to the provisional amounts had been recognized as of the acquisition date. The amendments in this update are effective for financial statements issued with fiscal years beginning after December 15, 2015, including interim periods within that reporting period. We do not anticipate a material impact to our financial position or results of operations as a result of the adoption of this standard.
In November 2015, the FASB issued ASU No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes (“ASU 2015-17”), which is intended to improve how deferred taxes are classified on organizations’ balance sheets. The ASU eliminates the current requirement for organizations to present deferred tax liabilities and assets as current and noncurrent in a classified balance sheet. Instead, organizations are now required to classify all deferred tax assets and liabilities as noncurrent. We adopted the provisions of ASU 2015-17 upon issuance and prior period amounts have been reclassified to conform to the current period presentation. As a result of the early adoption and retrospective application of ASU 2015-17, $85 million of deferred tax liability previously presented as an other current liability as of December 31, 2014 has been reclassified to other non-current liabilities in our consolidated financial statements.
Revenue Recognition
Our segments are engaged in multiple revenue-generating activities. To the extent that those activities are similar among our segments, revenue recognition policies are similar. Below is a description of revenue recognition policies for significant revenue-generating activities within our segments.
Investment in ETP
Revenues for sales of natural gas and NGLs are recognized at the later of the time of delivery of the product to the customer or the time of sale or installation. Revenues from service labor, transportation, treating, compression and gas processing are recognized upon completion of the service. Transportation capacity payments are recognized when earned in the period the capacity is made available.
The results of ETP’s intrastate transportation and storage and interstate transportation and storage operations are determined primarily by the amount of capacity customers reserve as well as the actual volume of natural gas that flows through the transportation pipelines. Under transportation contracts, customers are charged (i) a demand fee, which is a fixed fee for the reservation of an agreed amount of capacity on the transportation pipeline for a specified period of time and which obligates the customer to pay even if the customer does not transport natural gas on the respective pipeline, (ii) a transportation fee, which is based on the actual throughput of natural gas by the customer, (iii) fuel retention based on a percentage of gas transported on the pipeline, or (iv) a combination of the three, generally payable monthly. Fuel retained for a fee is typically valued at market prices.
ETP’s intrastate transportation and storage operations also generate revenues and margin from the sale of natural gas to electric utilities, independent power plants, local distribution companies, industrial end-users and other marketing companies on the HPL System. Generally, ETP purchases natural gas from the market, including purchases from ETP’s marketing operations, and from producers at the wellhead.
In addition, ETP’s intrastate transportation and storage operations generate revenues and margin from fees charged for storing customers’ working natural gas in ETP’s storage facilities. ETP also engages in natural gas storage transactions in which ETP seeks to find and profit from pricing differences that occur over time utilizing the Bammel storage reservoir. ETP purchases physical natural gas and then sells financial contracts at a price sufficient to cover ETP’s carrying costs and provide for a gross profit margin. ETP expects margins from natural gas storage transactions to be higher during the periods from November to March of each year and lower during the period from April through October of each year due to the increased demand for natural gas during colder weather. However, ETP cannot assure that management’s expectations will be fully realized in the future and in what time period, due to various factors including weather, availability of natural gas in regions in which ETP operate, competitive factors in the energy industry, and other issues.
Results from ETP’s midstream operations are determined primarily by the volumes of natural gas gathered, compressed, treated, processed, purchased and sold through ETP’s pipeline and gathering systems and the level of natural gas and NGL prices. ETP generates midstream revenues and gross margins principally under fee-based or other arrangements in which ETP receives a fee for natural gas gathering, compressing, treating or processing services. The revenue earned from these arrangements is directly related to the volume of natural gas that flows through ETP’s systems and is not directly dependent on commodity prices.
ETP also utilizes other types of arrangements in ETP’s midstream operations, including (i) discount-to-index price arrangements, which involve purchases of natural gas at either (1) a percentage discount to a specified index price, (2) a specified index price less a fixed amount or (3) a percentage discount to a specified index price less an additional fixed amount, (ii) percentage-of-proceeds arrangements under which ETP gathers and processes natural gas on behalf of producers, sells the resulting residue gas and NGL volumes at market prices and remits to producers an agreed upon percentage of the proceeds based on an index price, (iii) keep-whole arrangements where ETP gathers natural gas from the producer, processes the natural gas and sells the resulting NGLs to third parties at market prices, (iv) purchasing all or a specified percentage of natural gas and/or NGL delivered from producers and treating or processing ETP’s plant facilities, and (v) making other direct purchases of natural gas and/or NGL at specified delivery points to meet operational or marketing objectives. In many cases, ETP provides services under contracts that contain a combination of more than one of the arrangements described above. The terms of ETP’s contracts vary based on gas quality conditions, the competitive environment at the time the contracts are signed and customer requirements. ETP’s contract mix may change as a result of changes in producer preferences, expansion in regions where some types of contracts are more common and other market factors.
NGL storage and pipeline transportation revenues are recognized when services are performed or products are delivered, respectively. Fractionation and processing revenues are recognized when product is either loaded into a truck or injected into a third party pipeline, which is when title and risk of loss pass to the customer.
In ETP’s natural gas compression business, revenue is recognized for compressor packages and technical service jobs using the completed contract method which recognizes revenue upon completion of the job. Costs incurred on a job are deducted at the time revenue is recognized.
ETP conducts marketing activities in which ETP markets the natural gas that flows through ETP’s assets, referred to as on-system gas. ETP also attracts other customers by marketing volumes of natural gas that do not move through ETP’s assets, referred to as off-system gas. For both on-system and off-system gas, ETP purchases natural gas from natural gas producers and other supply points and sells that natural gas to utilities, industrial consumers, other marketers and pipeline companies, thereby generating gross margins based upon the difference between the purchase and resale prices.
Terminalling and storage revenues are recognized at the time the services are provided. Pipeline revenues are recognized upon delivery of the barrels to the location designated by the shipper. Crude oil acquisition and marketing revenues, as well as refined product marketing revenues, are recognized when title to the product is transferred to the customer. Revenues are not recognized for crude oil exchange transactions, which are entered into primarily to acquire crude oil of a desired quality or to reduce transportation costs by taking delivery closer to end markets. Any net differential for exchange transactions is recorded as an adjustment of inventory costs in the purchases component of cost of products sold and operating expenses in the statements of operations.
ETP’s retail marketing operations sell gasoline and diesel in addition to a broad mix of merchandise such as groceries, fast foods and beverages at its convenience stores. A portion of our gasoline and diesel sales are to wholesale customers on a consignment basis, in which we retain title to inventory, control access to and sale of fuel inventory, and recognize revenue at the time the fuel is sold to the ultimate customer. We typically own the fuel dispensing equipment and underground storage tanks at consignment sites, and in some cases we own the entire site and have entered into an operating lease with the wholesale customer operating the site. In addition, our retail outlets derive other income from lottery ticket sales, money orders, prepaid phone cards and wireless services, ATM transactions, car washes, movie rental and other ancillary product and service offerings. Some of Sunoco, Inc.’s retail outlets provide a variety of car care services. Revenues related to the sale of products are recognized when title passes, while service revenues are recorded on a net commission basis and are recognized when services are provided. Title passage generally occurs when products are shipped or delivered in accordance with the terms of the respective sales agreements. In addition, revenues are not recognized until sales prices are fixed or determinable and collectability is reasonably assured.
Investment in Sunoco LP

Revenues from our two primary product categories, motor fuel and merchandise, are recognized either at the time fuel is delivered to the customer or at the time of sale. Revenue recognition on consignment sales differ from this and are discussed in greater detail below. Shipment and delivery of motor fuel generally occurs on the same day. Sunoco LP charges its wholesale customers for third-party transportation costs, which are recorded net in cost of sales. Through PropCo, Sunoco LP’s wholly owned corporate subsidiary, Sunoco LP may sell motor fuel to wholesale customers on a consignment basis, in which Sunoco LP retains title to inventory, control access to and sale of fuel inventory, and recognize revenue at the time the fuel is sold to the ultimate customer. Sunoco LP derives other income from rental income, propane and lubricating oils and other ancillary product and service offerings. Sunoco LP derives other income from lottery ticket sales, money orders, prepaid phone cards and wireless services, ATM transactions, car washes, movie rentals and other ancillary product and service offerings. Sunoco LP records revenue on a net commission basis when the product is sold and/or services are rendered. Rental income from operating leases is recognized on a straight line basis over the term of the lease.

Investment in Lake Charles LNG
Lake Charles LNG’s revenues from storage and re-gasification of natural gas are based on capacity reservation charges and, to a lesser extent, commodity usage charges. Reservation revenues are based on contracted rates and capacity reserved by the customers and recognized monthly. Revenues from commodity usage charges are also recognized monthly and represent the recovery of electric power charges at Lake Charles LNG’s terminal.
Regulatory Accounting – Regulatory Assets and Liabilities
ETP’s interstate transportation and storage operations are subject to regulation by certain state and federal authorities and certain subsidiaries in those operations have accounting policies that conform to the accounting requirements and ratemaking practices of the regulatory authorities. The application of these accounting policies allows certain of ETP’s regulated entities to defer expenses and revenues on the balance sheet as regulatory assets and liabilities when it is probable that those expenses and revenues will be allowed in the ratemaking process in a period different from the period in which they would have been reflected in the consolidated statement of operations by an unregulated company. These deferred assets and liabilities will be reported in results of operations in the period in which the same amounts are included in rates and recovered from or refunded to customers. Management’s assessment of the probability of recovery or pass through of regulatory assets and liabilities will require judgment and interpretation of laws and regulatory commission orders. If, for any reason, ETP ceases to meet the criteria for application of regulatory accounting treatment for these entities, the regulatory assets and liabilities related to those portions ceasing to meet such criteria would be eliminated from the consolidated balance sheet for the period in which the discontinuance of regulatory accounting treatment occurs.
Although Panhandle’s natural gas transmission systems and storage operations are subject to the jurisdiction of FERC in accordance with the NGA and NGPA, it does not currently apply regulatory accounting policies in accounting for its operations.  In 1999, prior to its acquisition by Southern Union, Panhandle discontinued the application of regulatory accounting policies primarily due to the level of discounting from tariff rates and its inability to recover specific costs.
Cash, Cash Equivalents and Supplemental Cash Flow Information
Cash and cash equivalents include all cash on hand, demand deposits, and investments with original maturities of three months or less. We consider cash equivalents to include short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of changes in value.
We place our cash deposits and temporary cash investments with high credit quality financial institutions. At times, our cash and cash equivalents may be uninsured or in deposit accounts that exceed the Federal Deposit Insurance Corporation insurance limit.
The net change in operating assets and liabilities (net of effects of acquisitions, dispositions and deconsolidation) included in cash flows from operating activities was comprised as follows:

	Years Ended December 31,
	2015	2014	2013
Accounts receivable	$856	$600	$(556)
Accounts receivable from related companies	(5)	30	64
Inventories	(430)	51	(254)
Exchanges receivable	14	18	(8)
Other current assets	(239)	133	(81)
Other non-current assets, net	250	(6)	(23)
Accounts payable	(1,127)	(850)	541
Accounts payable to related companies	400	5	(140)
Exchanges payable	(79)	(99)	128
Accrued and other current liabilities	(618)	(59)	192
Other non-current liabilities	(261)	(73)	147
Derivative assets and liabilities, net	75	19	(159)
Net change in operating assets and liabilities, net of effects of acquisitions and deconsolidations	$(1,164)	$(231)	$(149)

Non-cash investing and financing activities and supplemental cash flow information were as follows:

	Years Ended December 31,
	2015	2014	2013
NON-CASH INVESTING ACTIVITIES:
Accrued capital expenditures	$910	$643	$226
Net gains (losses) from subsidiary common unit transactions	(526)	744	(384)
NON-CASH FINANCING ACTIVITIES:
Contribution of property, plant and equipment from noncontrolling interest	$34	$—	$—
Subsidiary issuances of common units in connection with PVR, Hoover and Eagle Rock Midstream acquisitions	—	4,281	—
Subsidiary issuances of common units in connection with the Susser Merger	—	908	—
Long-term debt assumed in PVR Acquisition	—	1,887	—
Long-term debt exchanged in Eagle Rock Midstream Acquisition	—	499	—
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest, net of interest capitalized	$1,800	$1,416	$1,256
Cash paid for income taxes	72	345	58

Accounts Receivable
Our subsidiaries assess the credit risk of their customers and take steps to mitigate risk as necessary. Management reviews accounts receivable and an allowance for doubtful accounts is determined based on the overall creditworthiness of customers, historical write-off experience, general and specific economic trends, and identification of specific customers with payment issues.
Inventories
Inventories consist principally of natural gas held in storage, crude oil, refined products and spare parts. Natural gas held in storage is valued at the lower of cost or market utilizing the weighted-average cost method. The cost of crude oil and refined products is determined using the last-in, first out method. The cost of spare parts is determined by the first-in, first-out method.
Inventories consisted of the following:

	December 31,
	2015	2014
Natural gas and NGLs	$415	$392
Crude oil	424	364
Refined products	420	392
Spare parts and other	377	319
Total inventories	$1,636	$1,467

During the year ended December 31, 2015, the Partnership recorded write downs of $249 million on its crude oil, refined products and NGL inventories as a result of a decline in the market price of these products. The write-down was calculated based upon current replacement costs.
ETP utilizes commodity derivatives to manage price volatility associated with certain of its natural gas inventory and designates certain of these derivatives as fair value hedges for accounting purposes. Changes in fair value of the designated hedged inventory have been recorded in inventory on our consolidated balance sheets and in cost of products sold in our consolidated statements of operations.
Exchanges
Exchanges consist of natural gas and NGL delivery imbalances (over and under deliveries) with others. These amounts, which are valued at market prices or weighted average market prices pursuant to contractual imbalance agreements, turn over monthly and are recorded as exchanges receivable or exchanges payable on our consolidated balance sheets. These imbalances are generally settled by deliveries of natural gas or NGLs, but may be settled in cash, depending on contractual terms.
Other Current Assets
Other current assets consisted of the following:

	December 31,
	2015	2014
Deposits paid to vendors	$74	$65
Income taxes receivable	326	17
Prepaid expenses and other	172	205
Total other current assets	$572	$287

Property, Plant and Equipment
Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful or FERC mandated lives of the assets, if applicable. Expenditures for maintenance and repairs that do not add capacity or extend the useful life are expensed as incurred. Expenditures to refurbish assets that either extend the useful lives of the asset or prevent environmental contamination are capitalized and depreciated over the remaining useful life of the asset. Natural gas and NGLs used to maintain pipeline minimum pressures is capitalized and classified as property, plant and equipment. Additionally, our subsidiaries capitalize certain costs directly related to the construction of assets including internal labor costs, interest and engineering costs. For the Lake Charles LNG project, a portion of the management fees are capitalized. Upon disposition or retirement of pipeline components or natural gas plant components, any gain or loss is recorded to accumulated depreciation. When entire pipeline systems, gas plants or other property and equipment are retired or sold, any gain or loss is included in our consolidated statements of operations.
Property, plant and equipment is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. If such a review should indicate that the carrying amount of long-lived assets is not recoverable, we reduce the carrying amount of such assets to fair value. In 2015, we recorded $110 million fixed asset impairments related to ETP’s liquids transportation and services operations primarily due to an expected decrease in future cash flows. No other fixed asset impairments were identified or recorded for our reporting units.
Capitalized interest is included for pipeline construction projects, except for certain interstate projects for which an allowance for funds used during construction (“AFUDC”) is accrued. Interest is capitalized based on the current borrowing rate of our revolving credit facilities when the related costs are incurred. AFUDC is calculated under guidelines prescribed by the FERC and capitalized as part of the cost of utility plant for interstate projects. It represents the cost of servicing the capital invested in construction work-in-process. AFUDC is segregated into two component parts – borrowed funds and equity funds.
Components and useful lives of property, plant and equipment were as follows:

	December 31,
	2015	2014
Land and improvements	$686	$1,307
Buildings and improvements (1 to 45 years)	1,526	1,922
Pipelines and equipment (5 to 83 years)	32,677	27,149
Natural gas and NGL storage facilities (5 to 46 years)	390	1,214
Bulk storage, equipment and facilities (2 to 83 years)	2,853	4,010
Tanks and other equipment (5 to 40 years)	1,488	58
Retail equipment (2 to 99 years)	401	515
Vehicles (1 to 25 years)	220	203
Right of way (20 to 83 years)	2,573	2,451
Furniture and fixtures (2 to 25 years)	57	59
Linepack	61	119
Pad gas	44	44
Natural resources	484	454
Other (1 to 30 years)	3,675	999
Construction work-in-process	7,844	4,514
	54,979	45,018
Less – Accumulated depreciation and depletion	(6,296)	(4,726)
Property, plant and equipment, net	$48,683	$40,292

We recognized the following amounts for the periods presented:

	Years Ended December 31,
	2015	2014	2013
Depreciation and depletion expense	$1,776	$1,457	$1,128
Capitalized interest, excluding AFUDC	$163	$113	$43

Advances to and Investments in Affiliates
Certain of our subsidiaries own interests in a number of related businesses that are accounted for by the equity method. In general, we use the equity method of accounting for an investment for which we exercise significant influence over, but do not control, the investee’s operating and financial policies.
Other Non-Current Assets, net
Other non-current assets, net are stated at cost less accumulated amortization. Other non-current assets, net consisted of the following:

	December 31,
	2015	2014
Unamortized financing costs(1)	$29	$41
Regulatory assets	90	85
Deferred charges	198	220
Restricted funds	192	177
Other	221	209
Total other non-current assets, net	$730	$732
(1)Includes unamortized financing costs related to the Partnership’s revolving credit facilities.
Restricted funds primarily consisted of restricted cash held in our wholly-owned captive insurance companies.
Intangible Assets
Intangible assets are stated at cost, net of amortization computed on the straight-line method. The Partnership removes the gross carrying amount and the related accumulated amortization for any fully amortized intangibles in the year they are fully amortized.
Components and useful lives of intangible assets were as follows:

	December 31, 2015		December 31, 2014
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Amortizable intangible assets:
Customer relationships, contracts and agreements (3 to 46 years)	$5,254	$(738)	$5,144	$(485)
Trade names (15 years)	559	(25)	556	(15)
Patents (9 years)	48	(16)	48	(11)
Other (1 to 15 years)	15	(7)	36	(7)
Total amortizable intangible assets	5,876	(786)	5,784	(518)
Non-amortizable intangible assets:
Trademarks	341	—	316	—
Total intangible assets	$6,217	$(786)	$6,100	$(518)

Aggregate amortization expense of intangibles assets was as follows:

	Years Ended December 31,
	2015	2014	2013
Reported in depreciation, depletion and amortization	$303	$219	$120

Estimated aggregate amortization expense of intangible assets for the next five years was as follows:

Years Ending December 31:
2016	$242
2017	242
2018	241
2019	239
2020	239

We review amortizable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. If such a review should indicate that the carrying amount of amortizable intangible assets is not recoverable, we reduce the carrying amount of such assets to fair value. We review non-amortizable intangible assets for impairment annually, or more frequently if circumstances dictate.
In 2015, we recorded $24 million of intangible asset impairments related to ETP’s liquids transportation and services operations primarily due to an expected decrease in future cash flows.
Goodwill
Goodwill is tested for impairment annually or more frequently if circumstances indicate that goodwill might be impaired. The annual impairment test is performed during the fourth quarter.
Changes in the carrying amount of goodwill were as follows:

	Investment in ETP	Investment in Sunoco LP	Investment in Lake Charles LNG	Corporate, Other and Eliminations	Total
Balance, December 31, 2013	$5,856	$—	$184	$(146)	$5,894
Goodwill acquired	2,340	3,143	—	(3,143)	2,340
Lake Charles LNG Transaction (1)	(184)	—	—	184	—
Goodwill impairment	(370)	—	—	—	(370)
Other	—	—	—	1	1
Balance, December 31, 2014	7,642	3,143	184	(3,104)	7,865
Goodwill acquired	—	31	—	—	31
Sunoco LP Exchange	(2,018)	—	—	2,018	—
Goodwill impairment	(205)	—	—	—	(205)
Other	9	(63)	—	(164)	(218)
Balance, December 31, 2015	$5,428	$3,111	$184	$(1,250)	$7,473

(1)
As discussed in Note 3, ETP completed the transfer to ETE of Lake Charles LNG on February 19, 2014. Therefore, the December 31, 2013 goodwill balances include goodwill attributable to Lake Charles LNG of $184 million in both the investment in ETP and investment in Lake Charles LNG segments that was correspondingly included in the elimination column. The transaction was effective January 1, 2014.

Goodwill is recorded at the acquisition date based on a preliminary purchase price allocation and generally may be adjusted when the purchase price allocation is finalized. We recorded a net decrease in goodwill of $392 million during the year ended December 31, 2015 primarily due to the impairments discussed below as well as purchase price allocation adjustments.
During 2015, the Partnership voluntarily changed the date of the annual goodwill impairment testing to the first day of the fourth quarter. The Partnership believes this new date is preferable because it allows for more timely completion of the annual goodwill impairment test prior to the end of the annual financial reporting period. This change in accounting principle does not delay, accelerate or avoid any potential impairment loss, nor does the change have a cumulative effect on income from continuing operations, net income or loss, or net assets.  This change was not applied retrospectively, as doing so would require the use of significant estimates and assumptions that include hindsight. Accordingly, the Partnership applied the change in annual goodwill impairment testing date prospectively beginning October 1, 2015.
During the fourth quarter of 2015, ETP performed goodwill impairment tests on its reporting units and recognized goodwill impairments of: (i) $99 million in the Transwestern reporting unit due primarily to the market declines in current and expected future commodity prices in the fourth quarter of 2015, and (ii) $106 million in the Lone Star Refinery Services reporting unit due primarily to changes in assumptions related to potential future revenues decrease as well as the market declines in current and expected future commodity prices.
During the fourth quarter of 2014, a $370 million goodwill impairment was recorded related to Regency’s Permian Basin gathering and processing operations. The decline in estimated fair value of that reporting unit was primarily driven by the significant decline in commodity prices in the fourth quarter of 2014, and the resulting impact to future commodity prices as well as increases in future estimated operations and maintenance expenses.
The Partnership determined the fair value of our reporting units using a weighted combination of the discounted cash flow method and the guideline company method. Determining the fair value of a reporting unit requires judgment and the use of significant estimates and assumptions. Such estimates and assumptions include revenue growth rates, operating margins, weighted average costs of capital and future market conditions, among others. The Partnership believes the estimates and assumptions used in our impairment assessments are reasonable and based on available market information, but variations in any of the assumptions could result in materially different calculations of fair value and determinations of whether or not an impairment is indicated. Under the discounted cash flow method, the Partnership determined fair value based on estimated future cash flows of each reporting unit including estimates for capital expenditures, discounted to present value using the risk-adjusted industry rate, which reflect the overall level of inherent risk of the reporting unit. Cash flow projections are derived from one year budgeted amounts and five year operating forecasts plus an estimate of later period cash flows, all of which are evaluated by management. Subsequent period cash flows are developed for each reporting unit using growth rates that management believes are reasonably likely to occur. Under the guideline company method, the Partnership determined the estimated fair value of each of our reporting units by applying valuation multiples of comparable publicly-traded companies to each reporting unit’s projected EBITDA and then averaging that estimate with similar historical calculations using a three year average. In addition, the Partnership estimated a reasonable control premium representing the incremental value that accrues to the majority owner from the opportunity to dictate the strategic and operational actions of the business.
Asset Retirement Obligations
We have determined that we are obligated by contractual or regulatory requirements to remove facilities or perform other remediation upon retirement of certain assets. The fair value of any ARO is determined based on estimates and assumptions related to retirement costs, which the Partnership bases on historical retirement costs, future inflation rates and credit-adjusted risk-free interest rates. These fair value assessments are considered to be Level 3 measurements, as they are based on both observable and unobservable inputs. Changes in the liability are recorded for the passage of time (accretion) or for revisions to cash flows originally estimated to settle the ARO.
An ARO is required to be recorded when a legal obligation to retire an asset exists and such obligation can be reasonably estimated. We will record an asset retirement obligation in the periods in which management can reasonably estimate the settlement dates.
Except for certain amounts recorded by Panhandle, Sunoco Logistics and ETP’s retail marketing operations, discussed below, management was not able to reasonably measure the fair value of asset retirement obligations as of December 31, 2015 and 2014, in most cases because the settlement dates were indeterminable. Although a number of other onshore assets in Panhandle’s system are subject to agreements or regulations that give rise to an ARO upon Panhandle’s discontinued use of these assets, AROs were not recorded because these assets have an indeterminate removal or abandonment date given the expected continued use of the assets with proper maintenance or replacement. Sunoco, Inc. has legal asset retirement obligations for several other assets at its previously owned refineries, pipelines and terminals, for which it is not possible to estimate when the obligations will be settled. Consequently, the retirement obligations for these assets cannot be measured at this time. At the end of the useful life of these underlying assets, Sunoco, Inc. is legally or contractually required to abandon in place or remove the asset. Sunoco Logistics believes it may have additional asset retirement obligations related to its pipeline assets and storage tanks, for which it is not possible to estimate whether or when the retirement obligations will be settled. Consequently, these retirement obligations cannot be measured at this time.
Below is a schedule of AROs by segment recorded as other non-current liabilities in our consolidated balance sheets:

	December 31,
	2015	2014
Investment in ETP:
Interstate transportation and storage operations	$58	$60
Investment in Sunoco Logistics	88	41
Retail marketing operations	66	87
	$212	$188

Individual component assets have been and will continue to be replaced, but the pipeline and the natural gas gathering and processing systems will continue in operation as long as supply and demand for natural gas exists. Based on the widespread use of natural gas in industrial and power generation activities, management expects supply and demand to exist for the foreseeable future.  We have in place a rigorous repair and maintenance program that keeps the pipelines and the natural gas gathering and processing systems in good working order. Therefore, although some of the individual assets may be replaced, the pipelines and the natural gas gathering and processing systems themselves will remain intact indefinitely.
Long-lived assets related to AROs aggregated $18 million and were reflected as property, plant and equipment on our balance sheet as of December 31, 2015 and 2014. In addition, Panhandle had $6 million legally restricted funds for the purpose of settling AROs that was reflected as other non-current assets as of December 31, 2015.
Accrued and Other Current Liabilities
Accrued and other current liabilities consisted of the following:

	December 31,
	2015	2014
Interest payable	$519	$440
Customer advances and deposits	114	103
Accrued capital expenditures	743	673
Accrued wages and benefits	218	233
Taxes payable other than income taxes	76	236
Other	632	417
Total accrued and other current liabilities	$2,302	$2,102

Deposits or advances are received from customers as prepayments for natural gas deliveries in the following month. Prepayments and security deposits may also be required when customers exceed their credit limits or do not qualify for open credit.
Redeemable Noncontrolling Interests
The noncontrolling interest holders in one of Sunoco Logistics’ consolidated subsidiaries have the option to sell their interests to Sunoco Logistics.  In accordance with applicable accounting guidance, the noncontrolling interest is excluded from total equity and reflected as redeemable interest on the consolidated balance sheet.
Environmental Remediation
We accrue environmental remediation costs for work at identified sites where an assessment has indicated that cleanup costs are probable and reasonably estimable. Such accruals are undiscounted and are based on currently available information, estimated timing of remedial actions and related inflation assumptions, existing technology and presently enacted laws and regulations. If a range of probable environmental cleanup costs exists for an identified site, the minimum of the range is accrued unless some other point in the range is more likely in which case the most likely amount in the range is accrued.
Fair Value of Financial Instruments
The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable approximate their fair value.
Based on the estimated borrowing rates currently available to us and our subsidiaries for loans with similar terms and average maturities, the aggregate fair value and carrying amount of our consolidated debt obligations as of December 31, 2015 was $33.22 billion and $36.97 billion, respectively. As of December 31, 2014, the aggregate fair value and carrying amount of our consolidated debt obligations was $31.68 billion and $30.49 billion, respectively. The fair value of our consolidated debt obligations is a Level 2 valuation based on the observable inputs used for similar liabilities.
We have commodity derivatives, interest rate derivatives and embedded derivatives in the ETP Preferred Units that are accounted for as assets and liabilities at fair value in our consolidated balance sheets. We determine the fair value of our assets and liabilities subject to fair value measurement by using the highest possible “level” of inputs. Level 1 inputs are observable quotes in an active market for identical assets and liabilities. We consider the valuation of marketable securities and commodity derivatives transacted through a clearing broker with a published price from the appropriate exchange as a Level 1 valuation. Level 2 inputs are inputs observable for similar assets and liabilities. We consider OTC commodity derivatives entered into directly with third parties as a Level 2 valuation since the values of these derivatives are quoted on an exchange for similar transactions. Additionally, we consider our options transacted through our clearing broker as having Level 2 inputs due to the level of activity of these contracts on the exchange in which they trade. We consider the valuation of our interest rate derivatives as Level 2 as the primary input, the LIBOR curve, is based on quotes from an active exchange of Eurodollar futures for the same period as the future interest swap settlements. Level 3 inputs are unobservable. Derivatives related to the embedded derivatives in our preferred units are valued using a binomial lattice model. The market inputs utilized in the model include credit spread, probabilities of the occurrence of certain events, common unit price, dividend yield, and expected value, and are considered Level 3. During the year ended December 31, 2015, no transfers were made between any levels within the fair value hierarchy.
The following tables summarize the fair value of our financial assets and liabilities measured and recorded at fair value on a recurring basis as of December 31, 2015 and 2014 based on inputs used to derive their fair values:

	Fair Value Measurements at December 31, 2015
	Fair Value Total	Level 1	Level 2	Level 3
Assets:
Interest rate derivatives	$—	$—	$—	$—
Commodity derivatives:
Natural Gas:
Basis Swaps IFERC/NYMEX	16	16	—	—
Swing Swaps IFERC	10	2	8	—
Fixed Swaps/Futures	274	274	—	—
Forward Physical Swaps	4	—	4	—
Power:
Forwards	22	—	22	—
Futures	3	3	—	—
Options — Calls	1	1	—	—
Options — Puts	1	1	—	—
Natural Gas Liquids — Forwards/Swaps	99	99	—	—
Refined Products – Futures	15	15	—	—
Crude – Futures	9	9	—	—
Total commodity derivatives	454	420	34	—
Total assets	$454	$420	$34	$—
Liabilities:
Interest rate derivatives	$(171)	$—	$(171)	$—
Embedded derivatives in the ETP Preferred Units	(5)	—	—	(5)
Commodity derivatives:
Natural Gas:
Basis Swaps IFERC/NYMEX	(16)	(16)	—	—
Swing Swaps IFERC	(12)	(2)	(10)	—
Fixed Swaps/Futures	(203)	(203)	—	—
Power:
Forwards	(22)	—	(22)	—
Futures	(2)	(2)	—	—
Options — Puts	(1)	(1)	—	—
Natural Gas Liquids — Forwards/Swaps	(89)	(89)	—	—
Refined Products – Futures	(6)	(6)	—	—
Crude — Futures	(5)	(5)	—	—
Total commodity derivatives	(356)	(324)	(32)	—
Total liabilities	$(532)	$(324)	$(203)	$(5)

	Fair Value Measurements at December 31, 2014
	Fair Value Total	Level 1	Level 2	Level 3
Assets:
Interest rate derivatives	$3	$—	$3	$—
Commodity derivatives:
Condensate — Forward Swaps	36	—	36	—
Natural Gas:
Basis Swaps IFERC/NYMEX	19	19	—	—
Swing Swaps IFERC	26	1	25	—
Fixed Swaps/Futures	566	541	25	—
Forward Physical Contracts	1	—	1	—
Power:
Forwards	3	—	3	—
Futures	4	4	—	—
Natural Gas Liquids — Forwards/Swaps	69	46	23	—
Refined Products – Futures	21	21	—	—
Total commodity derivatives	745	632	113	—
Total assets	$748	$632	$116	$—
Liabilities:
Interest rate derivatives	$(155)	$—	$(155)	$—
Embedded derivatives in the ETP Preferred Units	(16)	—	—	(16)
Commodity derivatives:
Natural Gas:
Basis Swaps IFERC/NYMEX	(18)	(18)	—	—
Swing Swaps IFERC	(25)	(2)	(23)	—
Fixed Swaps/Futures	(490)	(490)	—	—
Power:
Forwards	(4)	—	(4)	—
Futures	(2)	(2)	—	—
Natural Gas Liquids — Forwards/Swaps	(32)	(32)	—	—
Refined Products – Futures	(7)	(7)	—	—
Total commodity derivatives	(578)	(551)	(27)	—
Total liabilities	$(749)	$(551)	$(182)	$(16)

The following table presents the material unobservable inputs used to estimate the fair value of ETP’s Preferred Units and the embedded derivatives in ETP’s Preferred Units:

	Unobservable Input	December 31, 2015
Embedded derivatives in the ETP Preferred Units	Credit Spread	5.33%
	Volatility	37.00%

Changes in the remaining term of the Preferred Units, U.S. Treasury yields and valuations in related instruments would cause a change in the yield to value the Preferred Units. Changes in ETP’s cost of equity and U.S. Treasury yields would cause a change in the credit spread used to value the embedded derivatives in the ETP Preferred Units. Changes in ETP’s historical unit price volatility would cause a change in the volatility used to value the embedded derivatives.
The following table presents a reconciliation of the beginning and ending balances for our Level 3 financial instruments measured at fair value on a recurring basis using significant unobservable inputs for the year ended December 31, 2015.

Balance, December 31, 2014	$(16)
Net unrealized gains included in other income (expense)	11
Balance, December 31, 2015	$(5)

Contributions in Aid of Construction Cost
On certain of our capital projects, third parties are obligated to reimburse us for all or a portion of project expenditures. The majority of such arrangements are associated with pipeline construction and production well tie-ins. Contributions in aid of construction costs (“CIAC”) are netted against our project costs as they are received, and any CIAC which exceeds our total project costs, is recognized as other income in the period in which it is realized.
Shipping and Handling Costs
Shipping and handling costs are included in cost of products sold, except for shipping and handling costs related to fuel consumed for compression and treating which are included in operating expenses.
Costs and Expenses
Costs of products sold include actual cost of fuel sold, adjusted for the effects of hedging and other commodity derivative activities, and the cost of appliances, parts and fittings. Operating expenses include all costs incurred to provide products to customers, including compensation for operations personnel, insurance costs, vehicle maintenance, advertising costs, purchasing costs and plant operations. Selling, general and administrative expenses include all partnership related expenses and compensation for executive, partnership, and administrative personnel.
We record the collection of taxes to be remitted to governmental authorities on a net basis except for our retail marketing operations in which consumer excise taxes on sales of refined products and merchandise are included in both revenues and costs and expenses in the consolidated statements of operations, with no effect on net income (loss). Excise taxes collected by our retail marketing operations were $3.05 billion, $2.46 billion and $2.22 billion for the years ended December 31, 2015, 2014 and 2013, respectively.
Issuances of Subsidiary Units
We record changes in our ownership interest of our subsidiaries as equity transactions, with no gain or loss recognized in consolidated net income or comprehensive income. For example, upon our subsidiaries’ issuance of common units in a public offering, we record any difference between the amount of consideration received or paid and the amount by which the noncontrolling interest is adjusted as a change in partners’ capital.
Income Taxes
ETE is a publicly traded limited partnership and is not taxable for federal and most state income tax purposes. As a result, our earnings or losses, to the extent not included in a taxable subsidiary, for federal and state income tax purposes are included in the tax returns of the individual partners. Net earnings for financial statement purposes may differ significantly from taxable income reportable to Unitholders as a result of differences between the tax basis and financial reporting basis of assets and liabilities, in addition to the allocation requirements related to taxable income under our Third Amended and Restated Agreement of Limited Partnership (the “Partnership Agreement”).
As a publicly traded limited partnership, we are subject to a statutory requirement that our “qualifying income” (as defined by the Internal Revenue Code, related Treasury Regulations, and IRS pronouncements) exceed 90% of our total gross income, determined on a calendar year basis. If our qualifying income does not meet this statutory requirement, we would be taxed as a corporation for federal and state income tax purposes. For the years ended December 31, 2015, 2014, and 2013, our qualifying income met the statutory requirement.
The Partnership conducts certain activities through corporate subsidiaries which are subject to federal, state and local income taxes. These corporate subsidiaries include ETP Holdco, Oasis Pipeline Company, Susser Petroleum Property Company, Aloha Petroleum and Susser Holding Corporation. The Partnership and its corporate subsidiaries account for income taxes under the asset and liability method.
Under this method, deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rate is recognized in earnings in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts more likely than not to be realized.
The determination of the provision for income taxes requires significant judgment, use of estimates, and the interpretation and application of complex tax laws. Significant judgment is required in assessing the timing and amounts of deductible and taxable items and the probability of sustaining uncertain tax positions. The benefits of uncertain tax positions are recorded in our financial statements only after determining a more-likely-than-not probability that the uncertain tax positions will withstand challenge, if any, from taxing authorities. When facts and circumstances change, we reassess these probabilities and record any changes through the provision for income taxes.
Accounting for Derivative Instruments and Hedging Activities
For qualifying hedges, we formally document, designate and assess the effectiveness of transactions that receive hedge accounting treatment and the gains and losses offset related results on the hedged item in the statement of operations. The market prices used to value our financial derivatives and related transactions have been determined using independent third party prices, readily available market information, broker quotes and appropriate valuation techniques.
At inception of a hedge, we formally document the relationship between the hedging instrument and the hedged item, the risk management objectives, and the methods used for assessing and testing effectiveness and how any ineffectiveness will be measured and recorded. We also assess, both at the inception of the hedge and on a quarterly basis, whether the derivatives that are used in our hedging transactions are highly effective in offsetting changes in cash flows. If we determine that a derivative is no longer highly effective as a hedge, we discontinue hedge accounting prospectively by including changes in the fair value of the derivative in net income for the period.
If we designate a commodity hedging relationship as a fair value hedge, we record the changes in fair value of the hedged asset or liability in cost of products sold in the consolidated statement of operations. This amount is offset by the changes in fair value of the related hedging instrument. Any ineffective portion or amount excluded from the assessment of hedge ineffectiveness is also included in the cost of products sold in the consolidated statement of operations.
Cash flows from derivatives accounted for as cash flow hedges are reported as cash flows from operating activities, in the same category as the cash flows from the items being hedged.
If we designate a derivative financial instrument as a cash flow hedge and it qualifies for hedge accounting, a change in the fair value is deferred in AOCI until the underlying hedged transaction occurs. Any ineffective portion of a cash flow hedge’s change in fair value is recognized each period in earnings. Gains and losses deferred in AOCI related to cash flow hedges remain in AOCI until the underlying physical transaction occurs, unless it is probable that the forecasted transaction will not occur by the end of the originally specified time period or within an additional two-month period of time thereafter. For financial derivative instruments that do not qualify for hedge accounting, the change in fair value is recorded in cost of products sold in the consolidated statements of operations.
We previously have managed a portion of our interest rate exposures by utilizing interest rate swaps and similar instruments. Certain of our interest rate derivatives are accounted for as either cash flow hedges or fair value hedges. For interest rate derivatives accounted for as either cash flow or fair value hedges, we report realized gains and losses and ineffectiveness portions of those hedges in interest expense. For interest rate derivatives not designated as hedges for accounting purposes, we report realized and unrealized gains and losses on those derivatives in “Gains (losses) on interest rate derivatives” in the consolidated statements of operations.
Unit-Based Compensation
For awards of restricted units, we recognize compensation expense over the vesting period based on the grant-date fair value, which is determined based on the market price of our common units on the grant date. For awards of cash restricted units, we remeasure the fair value of the award at the end of each reporting period based on the market price of our common units as of the reporting date, and the fair value is recorded in other non-current liabilities on our consolidated balance sheets.
Pensions and Other Postretirement Benefit Plans
Employers are required to recognize in their balance sheets the overfunded or underfunded status of defined benefit pension and other postretirement plans, measured as the difference between the fair value of the plan assets and the benefit obligation (the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans).  Each overfunded plan is recognized as an asset and each underfunded plan is recognized as a liability.   Employers must recognize the change in the funded status of the plan in the year in which the change occurs within AOCI in equity or, for entities applying regulatory accounting, as a regulatory asset or regulatory liability.
Allocation of Income
For purposes of maintaining partner capital accounts, our Partnership Agreement specifies that items of income and loss shall generally be allocated among the partners in accordance with their percentage interests.